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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2008

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                     Flagstone Reinsurance Holdings Limited
             (Exact name of registrant as specified in its charter)

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            Bermuda                       001-33364            98-0481623
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                23 Church Street, Hamilton HM 11, Bermuda
               (Address of principal executive offices; zip code)

       Registrant's telephone number, including area code: (441) 278-4300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE.

         On March 11, 2008, Flagstone Reinsurance Holdings Limited issued a press release reporting that it had signed an agreement to acquire, via a subsidiary, 65% of the capital stock of Imperial Reinsurance Company Limited ("Imperial Re"). Imperial Re is domiciled in South Africa and writes multiple lines of reinsurance in sub-Saharan Africa. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This Form 8-K and Exhibit 99.1 hereto are being furnished to the Securities and Exchange Commission (the "SEC") pursuant to Item 7.01 of Form 8-K and are therefore not to be considered "filed" with the SEC.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.


Exhibit No.   Description
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99.1          Press Release, dated March 11, 2008, reporting agreement to acquire capital stock of Imperial Reinsurance Company Limited



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 11, 2008                      FLAGSTONE REINSURANCE HOLDINGS LIMITED

                                          By: James O'Shaughnessy
                                              ---------------------------
                                              Name: James O'Shaughnessy
                                              Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release, dated March 11, 2008, reporting agreement to acquire capital stock of Imperial Reinsurance Company Limited.